[WFS FINANCIAL INC LOGO]


                        WFS FINANCIAL 2000-B OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


===========================================================================================================================

COLLECTIONS
                                                                                                          DOLLARS
Payments received                                                                                            101,462,407.02
                       Plus:
                             Servicer Advances                                                 823,962.91
                             Reimbursement of holds                                            474,595.48
                                                                                            -------------
                                                                                                               1,298,558.39
                       Less:
                             Reimbursement Advances
                             Funds deposited in Holds Account                                 (703,155.14)
                                                                                              (471,770.69)
                                                                                            -------------
                                                                                                              (1,174,925.83)
                                                                                                             --------------

Total Funds Available for Distribution                                                                       101,586,039.58
                                                                                                             ==============

DISTRIBUTIONS


        Servicing Fee                                                                        2,539,149.00
        Trustee and Other Fees                                                                 293,522.25
        Other Miscellaneous Payments                                                           482,528.16
                                                                                            -------------

Total Fee Distribution                                                                                         3,315,199.41

        Note Interest Distribution Amount - Class A-1                         364,391.37
        Note Interest Distribution Amount - Class A-2                       5,118,750.00
        Note Interest Distribution Amount - Class A-3                       6,277,500.00
        Note Interest Distribution Amount - Class A-4                       3,253,600.00
                                                                           -------------

Total Class A Interest Distribution                                                         15,014,241.37

        Note Principal Distribution Amount - Class A-1                     20,635,011.44
        Note Principal Distribution Amount - Class A-2                     58,505,209.68
        Note Principal Distribution Amount - Class A-3                              0.00
        Note Principal Distribution Amount - Class A-4                              0.00
                                                                           -------------

Total Class A Principal Distribution                                                        79,140,221.12
                                                                                            -------------

Total Class A Principal and Interest Distribution                                                             94,154,462.49

        Spread Account Deposit                                                                                 4,116,377.68
                                                                                                             --------------

Total Distributions                                                                                          101,586,039.58
                                                                                                             ==============
===========================================================================================================================

                        WFS FINANCIAL 2000-B OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


===========================================================================================================================

PORTFOLIO DATA:
                                                                     # of loans
      Beginning Security Balance                                                65,006                       838,635,011.44

          Less:              Scheduled Principal Balance                             0     (36,920,678.42)
                             Full Prepayments                                   (2,660)    (27,753,558.74)
                             Partial Prepayments                                     0               0.00
                             Liquidations                                       (1,154)    (14,465,983.96)
                                                                                           --------------
                                                                                                             (79,140,221.12)
                                                                                                             --------------
      Ending Security Balance                                                   61,192                       759,494,790.32
                                                                                                             ==============

OTHER RELATED INFORMATION:

Spread Account:

        Beginning Balance                                                                   45,054,835.00
              Deposits                                                                       4,116,377.68
              Reductions                                                                             0.00
                                                                                           --------------
        Ending Balance                                                                                        49,171,212.68

        Beginning  Initial Deposit Repayment                                                30,000,000.00
              Repayments                                                                             0.00
                                                                                           --------------
        Ending Initial Deposit Repayment                                                                      30,000,000.00

        Note Interest Distributable Amount - Class B-1                                       3,212,643.19
        Less:  Note Interest Distribution Amount - Class B-1                                         0.00
                                                                                           --------------
        Note Interest Carryover - Class B-1                                                                    3,212,643.19

        Note Principal Distributable Amount - Class B-1                                              0.00
        Less:  Note Principal Distribution Amount - Class B-1                                        0.00
                                                                                           --------------
        Note Principal Carryover - Class B-1                                                                           0.00

Modified Accounts:
        Principal Balance                                                                           0.00%              0.00
        Scheduled Balance                                                                           0.00%              0.00

Servicer Advances
        Beginning Unreimbursed Advances:                                                       882,163.60
        New Advances                                                                           823,962.91
        Advances Reimbursed                                                                   (703,155.14)
                                                                                           --------------
        Ending Unreimbursed Advances:                                                                          1,002,971.37

Holding Account:
        Beginning Balance                                                                      520,237.43
        Funds Deposited                                                                        471,770.69
        Withdrawal to Collection Account                                                      (474,595.48)
                                                                                           --------------
        Ending Balance                                                                                           517,412.64

Net Charge-Off Data:                                                 # of loans
        Charge-Offs                                                              2,613      13,906,660.16
        Recoveries                                                              (1,304)     (2,185,488.26)
                                                                                           --------------
        Net Charge-Offs                                                          1,309                        11,721,171.90

Delinquencies (P&I):                                                 # of loans
      30-59 Days                                                                 1,296      15,352,475.58
      60-89 Days                                                                   418       4,802,735.64
      90-119 Days                                                                  207       2,409,686.32
      120 days and over                                                             15         152,819.33

Repossessions                                                                      120         850,576.25

Contracts Repurchased (pursuant to Sect. 3.02, 4.07,
      or 9.01 of the Sale and Servicing Agreement)                                   0                                 0.00

Charge-Off Percentage                                                                                                 4.54%
Delinquency Percentage                                                                                                1.03%

WAC                                                                                                                14.7598%
WAM                                                                                                                  51.311
===========================================================================================================================

                        WFS FINANCIAL 2000-B OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


================================================================================================
                                               BEGINNING        NOTE QUARTERLY
                           ORIGINAL           OUTSTANDING         PRINCIPAL           PRIOR
                          PRINCIPAL            PRINCIPAL        DISTRIBUTABLE       PRINCIPAL
CLASSES                    BALANCE              BALANCE             AMOUNT          CARRYOVER
================================================================================================
  A-1                   182,000,000.00       20,635,011.44      20,635,011.44          0.00

  A-2                   273,000,000.00      273,000,000.00      58,505,209.68          0.00

  A-3                   324,000,000.00      324,000,000.00               0.00          0.00

  A-4                   166,000,000.00      166,000,000.00               0.00          0.00

  B-1                    55,000,000.00       55,000,000.00               0.00          0.00


================================================================================================

  TOTAL               1,000,000,000.00      838,635,011.44      79,140,221.12          0.00

================================================================================================


============================================================================================================
                         TOTAL                                              REMAINING           TOTAL
                        PRINCIPAL         PRINCIPAL           CURRENT       OUTSTANDING        PRINCIPAL
                      DISTRIBUTABLE     DISTRIBUTION         PRINCIPAL       PRINCIPAL       AND INTEREST
CLASSES                  AMOUNT            AMOUNT            CARRYOVER        BALANCE        DISTRIBUTION
============================================================================================================
  A-1                 20,635,011.44     20,635,011.44          0.00                 0.00     20,999,402.81

  A-2                 58,505,209.68     58,505,209.68          0.00       214,494,790.32     63,623,959.68

  A-3                          0.00              0.00          0.00       324,000,000.00      6,277,500.00

  A-4                          0.00              0.00          0.00       166,000,000.00      3,253,600.00

  B-1                          0.00              0.00          0.00        55,000,000.00              0.00

============================================================================================================

    TOTAL             79,140,221.12     79,140,221.12          0.00       759,494,790.32     94,154,462.49

============================================================================================================


==================================================================================================================================

                   NOTE QUARTERLY                   TOTAL
                      INTEREST       PRIOR         INTEREST      INTEREST       CURRENT                      DEFICIENCY    POLICY
  NOTE   INTEREST  DISTRIBUTABLE    INTEREST    DISTRIBUTABLE  DISTRIBUTION     INTEREST                        CLAIM      CLAIM
CLASSES    RATE        AMOUNT      CARRYOVER        AMOUNT        AMOUNT       CARRYOVER                        AMOUNT     AMOUNT
==================================================================================================================================
  A-1     6.910%      364,391.37          0.00     364,391.37     364,391.37          0.00                       0.00         0.00

  A-2     7.500%    5,118,750.00          0.00   5,118,750.00   5,118,750.00          0.00                       0.00         0.00

  A-3     7.750%    6,277,500.00          0.00   6,277,500.00   6,277,500.00          0.00                       0.00         0.00

  A-4     7.840%    3,253,600.00          0.00   3,253,600.00   3,253,600.00          0.00                       0.00         0.00

  B-1     8.119%    1,116,362.50  2,096,280.69   3,212,643.19           0.00  3,212,643.19                       0.00         0.00

                                                                                             =====================================

                                                                                                                 0.00         0.00

                                                                                             =====================================

                                                                                             Note Percentage           100.000000%

==================================================================================================================================

 TOTAL             16,130,603.87  2,096,280.69  18,226,884.56  15,014,241.37  3,212,643.19

==================================================================================================================================

                        WFS FINANCIAL 2000-B OWNER TRUST
                              Officer's Certificate
               for Master Service Report Date of January 31, 2001
                   for Distribution Date of February 20, 2001


================================================================================


Detailed Reporting

                                 See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of January 31, 2001 and were performed in conformity with the Sale and Servicing Agreement dated May 1, 2000.



                                       /s/ MARK OLSON
                                       -----------------------------------------
                                       Mark Olson
                                       Senior Vice President
                                       Controller


                                       /s/ SUSAN TYNER
                                       -----------------------------------------
                                       Susan Tyner
                                       Vice President
                                       Assistant Controller



================================================================================